Dreyfus  New York Municipal Income, Inc.

SEMIANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York

                                                         Municipal Income, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus New York Municipal Income, Inc., covering the six-month period from October 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

The U.S. economy grew strongly over the past six months in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the reporting period. These rate hikes contributed to a total interest-rate increase of 125 basis points since late June 1999, before the current reporting period began. While higher interest rates led to an erosion of municipal bond prices during the first half of the reporting period, the tax-exempt bond market showed renewed signs of strength during the first quarter of 2000.

Municipal bonds were also affected by supply-and-demand considerations. These technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus New York Municipal Income, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc.  perform during the period?

The fund produced a 0.09% total return(1) and income dividends of $0.244 per share, which is equal to an annualized distribution rate of 6.18%, over the six-month reporting period ended March 31, 2000.(2)

We attribute the fund's performance to a rising interest-rate environment, which caused most municipal bond prices to decline. However, the extent of that decline was reduced by the fund' s security selection strategy, which was designed to maximize income by taking advantage of potentially attractive values created during the municipal market's decline.

What is the fund's investment approach?

The  fund  seeks  a  high  level of current income from a portfolio of municipal
bonds    from    New    York    issuers.

We tactically manage the portfolio' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical.

Second, we attempt to add value by selecting the tax-exempt bonds that we believe can provide high current levels of income consistent with the fund's management policies.

What other factors influenced the fund's performance?

Although the portfolio' s performance was hurt by a difficult investment environment during the fourth quarter of 1999, the first quarter of 2000 provided better market conditions and a market rally.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began on October 1, 1999, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the reporting period, causing most bond prices to fall. These interest-rate hikes followed two previous increases implemented before the current reporting period began, for a total increase of 125 basis points since last summer.

Municipal bond prices also fell during the fourth quarter of 1999 because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market. Despite strong demand from individual investors, the absence of institutional buyers helped reduce overall demand and drove municipal bond prices down. During the first quarter of 2000, however, issuance of municipal bonds nationally declined approximately 40% compared to the same period one year ago. This supply reduction, combined with robust demand from individual investors, helped support a rebound of municipal bond prices, including bonds from New York issuers, and especially among longer term bonds.

The fund's performance was also affected by the maturity or early redemption of some of its seasoned, higher yielding holdings. Because municipal bond yields were generally lower over the past six months than they were when the portfolio was originally constructed, we have been unable to maintain the fund's dividend distribution rate. Accordingly, we reduced the fund's distribution rate during the reporting period to reflect prevailing market conditions.

What is the fund's current strategy?

We have continued to follow our strategy of seeking high current income from a portfolio of investment-grade municipal bonds from New York issuers. To that end, we have been gradually modifying the portfolio, eliminating some of our defensive, shorter maturity holdings in favor of longer term bonds. As a result, the portfolio's average duration has lengthened to approximately 8 1/2 years.


We have also attempted to take advantage of what we believe are attractive values among New York municipal bonds. Toward the end of the reporting period generally, long-term tax-exempt bonds from New York issuers were providing more than 90% of the yield of comparable U.S. Treasury securities, making them especially attractive to investors in the higher federal and state tax brackets. Accordingly, we took advantage of current higher yielding opportunities such as New York City's issuance of bonds backed by its share of the settlement of a law suit between several states, including New York, and the nation's tobacco companies. We believe that bonds such as these can help provide income from these current high yielding opportunities without sacrificing credit quality.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD, ADJUSTED FOR CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

March 31, 2000 (Unaudited)

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.1%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--84.8%

Albany Industrial Development Agency, LR

   (New York Assembly Building Project) 7.75%, 1/1/2010                                       1,105,000                1,128,338

Erie County Industrial Development Agency,
   Life Care Community Revenue

   (Episcopal Church Home) 5.875%, 2/1/2018                                                   1,500,000                1,273,335

New York City, Refunding 7.25%, 8/15/2007                                                     1,500,000                1,686,000

New York City Housing Development Corp., Mortgage Revenue

   (South Williamsburg Cooperative)
   7.90%, 2/1/2023 (Insured; SONYMA)                                                            685,000                  700,584

New York City Industrial Development Agency:

  Civic Facility Revenue (YMCA of Greater New York Project)

      8%, 8/1/2016 (Prerefunded 8/1/2001)                                                     1,000,000  (a)           1,061,200

   IDR:

      (Brooklyn Navy Yard--Cogen Partners) 5.75%, 10/1/2036                                   1,000,000                  886,360

      Refunding (LaGuardia Association LP Project)
         6%, 11/1/2028                                                                        1,000,000                  864,460

   Special Facility Revenue (American Airlines Inc. Project):

      5.40%, 7/1/2019 (Guaranteed; AMR Corp.)                                                 1,390,000                1,224,673

      6.90%, 8/1/2024                                                                           500,000                  508,895

   (Terminal One Group Association Project) 6%, 1/1/2019                                      1,100,000                1,105,973

New York City Municipal Water Finance Authority,
   Water and Sewer System Revenue

   7.75%, 6/15/2020 (Prerefunded 6/15/2001)                                                   1,250,000  (a)           1,316,675

New York City Transitional Finance Authority,
   Future Tax Secured Revenue

   6%, 8/15/2029                                                                              1,000,000                1,018,490

New York State Dormitory Authority, Revenue:

   Judicial Facility Lease (Suffolk County Issue)
      9.50%, 4/15/2014                                                                          100,000                  114,428

   Refunding (State University Educational Facilities)

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   1,000,000  (a)           1,067,900

   Secured Hospital (Saint Agnes Hospital) 5.40%, 2/15/2025                                   1,200,000                1,093,812

New York State Environmental Facilities Corp., SWDR
   (Occidental Petroleum Corp)

   5.70%, 9/1/2028                                                                            1,600,000                1,406,944

New York State Mortgage Agency,
   Homeownership Mortgage Revenue:

      6.05%, 4/1/2026                                                                           925,000                  929,255

      6.125%, 4/1/2027                                                                        1,990,000                2,009,860

      6.40%, 4/1/2027                                                                           975,000                  998,068

Onondaga County Industrial Development Agency,
   IDR (Weyerhaeuser Project)

   9%, 10/1/2007                                                                              1,200,000                1,391,160


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Port Authority of New York and New Jersey
   5.663%, 12/1/2012                                                                          1,000,000  (b,c)           957,340

Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project)

   6.20%, 7/1/2038                                                                            1,150,000                  974,291

Suffolk County Industrial Development Agency, IDR, Refunding

   (Nissequogue Cogen Partners Facility) 5.50%, 1/1/2023                                      1,500,000                1,290,390

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,001,370

United Nations Development Corp., Revenue, Refunding

   5.60%, 7/1/2026                                                                            1,000,000                  936,720

Watervliet Housing Authority, Residential Housing
   (Beltrone Living Center Project)

   6.125%, 6/1/2038                                                                           1,000,000                  842,710

Yonkers Industrial Development Agency, Civic Facility Revenue

   (Saint Joseph's Hospital) 6.20%, 3/1/2020                                                  1,600,000                1,398,464

U.S. RELATED--13.3%

Commonwealth of Puerto Rico
   7.578%, 7/1/2018 (Insured; AMBAC)                                                          1,500,000  (b,c)         1,614,375

Commonwealth of Puerto Rico Highway and
   Transportation Authority,

   Transportation Revenue, Refunding 6.26%, 7/1/2038                                          1,000,000  (b,c)           759,060

Commonwealth of Puerto Rico
   Infrastructure Financing Authority, Special Tax

   Revenue 7.90%, 7/1/2007                                                                      225,000                  226,870

Virgin Islands Territory, Special Tax Revenue
   (Hugo Insurance Claims Funds Program)

   7.75%, 10/1/2006 (Prerefunded 10/1/2001)                                                     910,000  (a)             953,908

Virgin Islands Public Finance Authority, Revenue

   6.375%, 10/1/2019                                                                          1,000,000                1,007,290
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $34,906,875)                                                                             98.1%               33,749,198

CASH AND RECEIVABLES (NET)                                                                         1.9%                  655,475

NET ASSETS                                                                                       100.0%               34,404,673

                                                                      The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

IDR                       Industrial Development Revenue

LR                        Lease Revenue

SONYMA                    State of New York

                             Mortgage Agency

SWDR                      Solid Waste Disposal Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              17.3

AA                               Aa                              AA                                               19.7

A                                A                               A                                                18.4

BBB                              Baa                             BBB                                              15.9

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    28.7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000,
THESE SECURITIES AMOUNTED TO $3,330,775 OR 9.7% OF NET ASSETS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  34,906,875  33,749,198

Cash                                                                      7,213

Interest receivable                                                     700,183

Prepaid expenses                                                         12,834

                                                                     34,469,428
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,986

Accrued expenses                                                         40,769

                                                                         64,755
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,404,673
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,468,166

Accumulated undistributed investment income--net                         13,472

Accumulated net realized gain (loss) on investments                      80,712

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (1,157,677)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,404,673
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE per share ($)                                              9.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2000 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,132,500

EXPENSES:

Management fee--Note 3(a)                                              120,169

Directors' fees and expenses--Note 3(c)                                 21,279

Shareholder servicing costs--Note 3(b)                                  13,566

Auditing fees                                                           10,100

Shareholders' reports                                                    9,360

Registration fees                                                        4,563

Legal fees                                                               3,382

Custodian fees--Note 3(b)                                                1,078

Miscellaneous                                                            4,684

TOTAL EXPENSES                                                         188,181

INVESTMENT INCOME--NET                                                 944,319
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 81,089

Net unrealized appreciation (depreciation) on investments           (1,120,664)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,039,575)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (95,256)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           March 31, 2000           Year Ended

                                               (Unaudited)  September 30, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            944,319            1,938,193

Net realized gain (loss) on investments            81,089               91,244

Net unrealized appreciation (depreciation)
   on investments                              (1,120,664)          (2,754,560)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (95,256)            (725,123)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (932,447)          (2,029,436)

Net realized gain on investments                  (89,424)            (103,583)

TOTAL DIVIDENDS                                (1,021,871)          (2,133,019)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                        --              181,077

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,117,127)          (2,677,065)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,521,800           38,198,865

END OF PERIOD                                  34,404,673           35,521,800

Undistributed investment income--net               13,472                1,600
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A RESULT OF
   DIVIDENDS REINVESTED                                --               18,298

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.

                   Six Months Ended
                     March 31, 2000  Year Ended September 30,
                                       -----------------------------------------

                                                (Unaudited)      1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                9.30      10.04       9.97       9.90      10.10       9.92

Investment Operations:

Investment income--net                                 .24        .51        .55        .58        .59        .61

Net realized and unrealized
   gain (loss) on investments                         (.28)      (.69)       .12        .12       (.14)       .18

Total from Investment Operations                      (.04)      (.18)       .67        .70        .45        .79

Distributions:

Dividends from
   investment income--net                             (.24)      (.53)      (.58)      (.60)      (.60)      (.60)

Dividends from net realized gain
   on investments                                     (.02)      (.03)      (.02)      (.03)      (.05)      (.01)

Total Distributions                                   (.26)      (.56)      (.60)      (.63)      (.65)      (.61)

Net asset value, end of period                        9.00       9.30      10.04       9.97       9.90      10.10

Market value, end of period                           7 7/8      8 3/8     10 3/16    10 1/4     10 1/4      9 11/16
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (a)                                 (5.48)(b) (12.83)      5.43       6.58      12.92      14.74
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.09(b)    1.01       1.06       1.03       1.03       1.05

Ratio of net investment income
   to average net assets                              5.47(b)    5.20       5.49       5.85       5.94       6.19

Portfolio Turnover Rate                               8.78(c)   10.51      21.43      16.53       9.59      12.55
-------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                        34,405     35,522     38,199     37,603     37,127     37,715

(A) CALCULATED BASED ON MARKET VALUE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on
the    last    business    day    of    each   week   and   month.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 30, 2000, the Board of Directors declared a cash dividend of $.04 per share from investment income-net, payable on April 28, 2000 to shareholders of record as of the close of business on April 13, 2000.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 2000.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $12,047 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $1,078 pursuant to the custody agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2000, amounted to $2,987,140 and $2,960,641, respectively.

At March 31, 2000, accumulated net unrealized depreciation on investments was $1,157,677, consisting of $786,883 gross unrealized appreciation and $1,944,560 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.

200 Park Avenue

New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Lucy Wilson Benson

David W. Burke

Martin D. Fife

Whitney I Gerard

Robert R. Glauber

Arthur A. Hartman

George L. Perry

Paul Wolfowitz

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Vice President and Treasurer

      Joseph Connolly

Executive Vice President

      Monica S. Wieboldt

Secretary

      Michael A. Rosenberg

Assistant Secretary

      Steven F. Newman

Assistant Secretary

      Robert R. Mullery

Assistant Treasurer

      Gregory S. Gruber

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph Irace

Colleen Meehan

Richard J. Moynihan

W. Michael Petty

Jill C. Schaffro

Scott Sprauer

Samuel J. Weinstock

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus
                        New York Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2000 Dreyfus Service Corporation                                   858SA003